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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 31, 2007

                               CIRRUS LOGIC, INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                       0-17795                  77-0024818
--------------------------------       --------------        -------------------
(State or Other Jurisdiction of         (Commission             (IRS Employer
 Incorporation or Organization)         File Number)         Identification No.)


     2901 Via Fortuna, Austin, TX                                     78746
----------------------------------------                          --------------
(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (512) 851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.

On January 26, 2007, Cirrus Logic, Inc. (the "Company") received a written notification from the staff of The Nasdaq Stock Market stating that the Nasdaq Listing Qualifications Panel has granted the Company's request for continued listing on The Nasdaq Stock Market, subject to the conditions that the Company provide Nasdaq with certain information regarding the results of the previously announced investigation by a special committee of the Company's board of directors on or about March 1, 2007, and file any delinquent periodic reports, and any required restatements, by April 18, 2007. As previously announced, the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14) because it has not filed its Quarterly Report on Form 10-Q for the quarter ended September 23, 2006.

Item 9.01 Financial Statements and Exhibits

     (d)  Exhibits

     Exhibit             Description
     -------             -----------

     Exhibit 99.1        Cirrus Logic, Inc. press release dated January 31, 2007


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CIRRUS LOGIC, INC.


Date: January 31, 2007                     By:    /s/ Thurman K. Case
                                                  ------------------------------
                                           Name:  Thurman K. Case
                                           Title: Acting Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1           Registrant's press release dated January 31, 2007.

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